                                                                    EXHIBIT 99.4


DEBTOR:  CAPE MAY LIGHT, L.L.C.                    CASE NUMBER:  01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  CAPE MAY LIGHT, L.L.C.                    CASE NUMBER:  01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02                  Summary Of Bank,Investment              Attachment 1
9:33 AM                      & Petty Cash Accounts
Summary                      Cape May Light, L.L.C.
Cape May Light, LLC          Case No: 01-10961 (EIK)                  UNAUDITED
                            For Month Of March, 2002


                                                 Balances
                                     -----------------------------         Receipts &               Bank
                                        Opening          Closing           Disbursements            Statements          Account
Account                              As Of 3/01/02    As Of 3/31/02        Included                 Included            Reconciled
-------                              -------------    -------------        --------                 --------            ----------

American Classic Voyages Co.                0.00             0.00          No -                     No -                No -
Bank of America                                                            Account                  Account             Account
Account # - 0030 6982 7205                                                 Closed                   Closed              Closed

Cape May Light Escrow                 785,839.00       785,839.00          No - Account Is          No - Account Is     No
US Dept of Transportation                                                  Under Control            Under Control
Maritime Administration                                                    Of Maritime              Of Maritime
                                                                           Adminstration            Adminstration -
                                                                                                    No Statements

American Classic Voyages Co.                0.00             0.00          No -                     No -                No -
Bank of America                                                            Account                  Account             Account
Account # - 0041 6103 2379                                                 Closed                   Closed              Closed

Cape May Light                              0.00             0.00          No -                     No - Not            No -
Petty Cash                                                                 No Activity              A Bank              No Activity
                                                                                                    Account

16-Apr-02                   Receipts & Disbursements               Attachment 2
9:33 AM                      Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (EIK)
Cape May Light, LLC          For Month Of March, 2002
Attach 2


  No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

16-Apr-02                  Concentration & Investment              Attachment 3
9:34 AM                         Account Statements
Summary                      Cape May Light, L.L.C.
Cape May                     Case No: 01-10961 (EIK)
Light, LLC                   For Month Of March, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 19-APR-02 08:27:28
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAR-02

currency USD
Company=31 (CAPE MAY LIGHT)


                                        PTD-Actual
                                         31-Mar-02
                                        ----------

Revenue
Gross Revenue                                79.28
Allowances                                    0.00
                                        ----------
Net Revenue                                  79.28

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                         64,463.83
Passenger Expenses                       (6,063.60)
Vessel Expenses                          18,031.70
Layup/Drydock Expense                         0.00
Vessel Insurance                         44,172.17
                                        ----------
Total Operating Expenses                120,604.10
                                        ----------

Gross Profit                            (120,524.82)

SG&A Expenses
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                        ----------
Total SG&A Expenses                           0.00
                                        ----------

EBITDA                                  (120,524.82)

Depreciation                                  0.00
                                        ----------

Operating Income                        (120,524.82)

Other Expense/(Income)
Interest Income                               0.00
Interest Expense                          8,724.01
Equity in Earnings for Sub                    0.00
Reorganization expenses                       0.00
                                        ----------
Total Other Expense/(Income)              8,724.01
                                        ----------

Net Pretax Income/(Loss)                (129,248.83)

Income Tax Expense                            0.00
                                        ----------

Net Income/(Loss)                       (129,248.83)
                                        ==========

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:03
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAR-2

currency USD
Company=31 (CAPE MAY LIGHT)


                                            YTD-Actual               YTD-Actual
                                            31-Mar-02                 22-Oct-01
                                          -------------             -------------

ASSETS

Cash and Equivalent                                0.00                 29,003.54

Restricted Cash                              785,839.00                785,839.00

Accounts Receivable                            6,235.46                 15,651.15

Inventories                                  720,354.12                750,424.74

Prepaid Expenses                               4,880.00                 71,343.83

Other Current Assets                               0.00                      0.00
                                          -------------             -------------

Total Current Assets                       1,517,308.58              1,652,262.26


Fixed Assets                              42,033,338.72             42,033,338.72

Accumulated Depreciation                    (550,825.00)              (550,825.00)
                                          -------------             -------------

Net Fixed Assets                          41,482,513.72             41,482,513.72


Net Goodwill                                       0.00                      0.00

Intercompany Due To/From                  (12,441,214.45)           (12,278,102.19)

Net Deferred Financing Fees                2,512,514.97              2,559,333.82

Net Investment in Subsidiaries                     0.00                      0.00
                                          -------------             -------------

Total Other Assets                        (9,928,699.48)            (9,718,768.37)
                                          -------------             -------------

Total Assets                              33,071,122.82             33,416,007.61
                                          =============             =============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:03
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAR-2

currency USD
Company=31 (CAPE MAY LIGHT)


                                                 YTD-Actual                YTD-Actual
                                                  31-Mar-02                22-Oct-01
                                                -------------             -------------

LIABILITIES

Accounts Payable                                       324.10                 18,286.96

Accrued Liabilities                                449,394.78                454,710.16

Deposits                                                 0.00                      0.00
                                                -------------             -------------

Total Current Liabilities                          449,718.88                472,997.12


Long Term Debt                                           0.00                      0.00

Other Long Term Liabilities                              0.00                      0.00
                                                -------------             -------------

Total Liabilities                                  449,718.88                472,997.12


OTHER

Liabilities Subject to Compromise               39,927,754.81             39,937,580.57
                                                -------------             -------------

Total Other                                     39,927,754.81             39,937,580.57


OWNER'S EQUITY

Common Stock                                             0.00                      0.00

Add'l Paid In Capital                                    0.00                      0.00

Current Net Income (Loss)                         (216,269.89)            (2,857,115.19)

Retained Earnings                               (7,090,080.98)            (4,137,454.89)

Total Owner's Equity                            (7,306,350.87)            (6,994,570.08)
                                                -------------             -------------

Total Liabilities & Equity                      33,071,122.82             33,416,007.61
                                                =============             =============

Cape May Light, LLC                ATTACHMENT 6                   01-10961 (JCA)
                     Summary List of Due to/Due From Accounts
                        For the Month Ended March 31, 2002

                                                         BEGINNING                                             ENDING
AFFILIATE NAME                            CASE ID #       BALANCE           DEBITS           CREDITS           BALANCE
American Classic Voyages Co.              01-10954        657,659.57             --                --         657,659.57
AMCV Cruise Operations, Inc.              01-10967     (8,015,892.93)      1,600.00         38,904.30      (8,053,197.23)
The Delta Queen Steamboat Co.             01-10970      8,466,448.11             --         35,329.58       8,431,118.53
DQSB II, Inc.                             01-10974            (82.74)            --                --             (82.74)
Great AQ Steamboat, L.L.C                 01-10960      1,640,241.44             --                --       1,640,241.44
Great Pacific NW Cruise Line, L.L.C       01-10977         (5,380.67)            --                --          (5,380.67)
Great River Cruise Line, L.L.C            01-10963        (33,543.95)            --                --         (33,543.95)
Great Ocean Cruise Line, L.L.C            01-10959         (1,844.01)            --                --          (1,844.01)
Cruise America Travel, Incorporated       01-10966     (1,054,561.24)            --                --      (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C        01-10964        200,617.38      15,558.57                --         216,175.95
Cape Cod Light, L.L.C                     01-10962         (8,675.31)            --                --          (8,675.31)
Project America, Inc.                     N/A             (57,268.50)            --                --         (57,268.50)
Oceanic Ship Co.                          N/A              13,839.73             --                --          13,839.73
Project America Ship II, Inc.             N/A             412,316.64             --                --         412,316.64
Ocean Development Co.                     01-10972     (14,604,239.22)           --                --      (14,604,239.22)
Great Hawaiian Properties Corporation     01-10971          4,188.00             --                --           4,188.00
CAT II, Inc.                              01-10968          2,038.56             --                --           2,038.56
                                                       -----------------------------------------------------------------
                                                       (12,384,139.14)    17,158.57         74,233.88      (12,441,214.45)
                                                       =================================================================

CAPE MAY LIGHT, L.L.C.                                  CASE #:  01-10961 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                          0-30 DAYS    31-60 DAYS    61-90 DAYS     91+ DAYS      TOTAL

                                                                                                           e
Paymentech Credit Card Processor                                                           6,235.46     6,235.46
American Express Credit Card Processor                                                                        --
Discover Credit Card Processor                                                                                --
Diners Credit Card Processor                                                                                  --
Travel Agents                                                                                                 --

                                                 ---------------------------------------------------------------
Total                                                   --            --            --     6,235.46     6,235.46
                                                 ===============================================================


                                                                 ATTACHMENT # 7

                                 CAPE MAY LIGHT
                               AP-STEAMER CHECKS

                              31-000-221300-00000

                                    MARCH-02

OUTSTANDING CHECKS:
         1091 Multi-Marques                                 50.00
         1162 K. McKnight-McRae's                          100.00
         1166 K. McKnight-Gordon's                         100.00
         1192 Donald Vivier-Capitol One                     40.00
         1195 Donald Vivier-Retailer Nat. Bank              20.00
         1200 Joycelyn Owens-grats paid out                 14.10
                                                           ------
         Total per G/L:                                    324.10
                                                           ======


                                                                 ATTACHMENT # 8

DEBTOR:  CAPE MAY LIGHT, L.L.C.                    CASE NUMBER:  01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

5. The Debtor has been unable to negotiate acceptable contract terms with credit card processors other than its primary processor, Paymentech. Accordingly, the Debtor has written off prepetition receivables that cannot be processed for collection.

6.       Prepaid expenses that have expired have been written-off.